Exhibit 99.1
October 30, 2018

BBVA Compass reports third quarter results

•	Quarterly net income totals $175 million

◦	Net income up 34 percent from a year ago and 39 percent on a year-to-date basis

◦	Return on average assets and return on average tangible equity[1] for the quarter were 0.77 percent and 8.35 percent, respectively

•	Total revenue reaches record level; up 9 percent from prior year levels and 10 percent on a year-to-date basis

◦	Net interest income increases $69 million or 12 percent from a year ago

◦	Net interest margin (FTE) increases 14 basis points from prior year and up 21 basis points on a year-to-date basis

•	Positive operating leverage results in quarterly operating income[1] of $311 million, an increase of 14 percent from the third quarter of 2017

•	Balanced loan growth supported by continued deposit generation

◦	Total loans rise to $64.5 billion, up 7 percent year-over-year

◦	Newly funded customer loans of $5.9 billion in the quarter bring year-to-date total to $16.0 billion in 2018, up 29 percent from the prior year

◦	Total deposits of $70.4 billion, up 5 percent from a year ago levels

•	Key credit quality metrics show improvement during the quarter

◦	Nonperforming loan ratio drops to 1.04 percent

◦	Net charge-off ratio at 45 basis points year-to-date compared to 48 basis points in 2017

◦	Allowance to loan ratio at 1.36 percent and NPL coverage ratio increases to 130 percent

•	BBVA Compass mobile banking app deemed industry leader in two areas

◦	Recognized for prowess in ease of use and customer service in Javelin Strategy & Research’s 2018 Mobile Banking Scorecard

◦	Marks the fifth consecutive year BBVA Compass mobile banking app has been recognized by the independent research firm

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $175 million for the third quarter of 2018, a 34 percent increase from the $130 million earned during the third quarter of 2017. Included in third quarter 2017 results is approximately $60 million (pre-tax) of provision expense related to Hurricanes Harvey and Irma. Return on average assets and return on average tangible equity1 for the third quarter of 2018 were 0.77 percent and 8.35 percent, respectively.
Net income for the first nine months of 2018 totaled $568 million, an increase of 39 percent from the $409 million earned during the first nine months of 2017. Return on average assets and return on average tangible equity1 for the first nine months of 2018 were 0.85 percent and 9.28 percent, respectively.
“Results for the quarter continue to reflect the positive underlying trends throughout many of our businesses and allowed us to post record quarterly revenue,” said Onur Genç, president and CEO of BBVA Compass. “The increase in net interest income certainly reflects the benefit of higher short-term interest rates, coupled with our ability to expand new and existing loan and deposit relationships with our clients. During the quarter, newly funded loans totaled more than $5.9 billion and for the year exceed $16.0 billion, a 29 percent increase over last year. As we enter the final quarter of 2018, our balance sheet is well-positioned to continue benefiting from higher interest rates, our digital transformation efforts continue to drive new industry-leading product offerings and enhance customer experience, and our team is focused on ending the year on a strong note while building momentum for next year.”
Total revenue for the quarter was a record $917 million, an increase of 9 percent from the third quarter of 2017 and up 10 percent on a year-to-date basis. Revenue growth was driven by an increase in net interest income. Net interest income totaled $658 million, an increase of $69 million or 12 percent from the third quarter of 2017. The percent net interest margin in the third quarter of 2018 was 3.27 percent, an increase of 14 basis points from a year ago. On a year-to-date basis, net interest income totaled $1.9 billion, an increase of $198 million or 11 percent while the percentage net interest margin was 3.28 percent, up 21 basis points compared to the same timeframe a year ago.
Noninterest income for the quarter totaled $258 million, an increase of 1 percent compared to the $255 million recorded in the third quarter of 2017. Positive performances in card and merchant processing fees (+37 percent), corporate and correspondent investment sales (+143 percent), service charges on deposit accounts (+8 percent) and mortgage banking (+95 percent) were offset, in part, by a decline in underwriting activity associated with investment banking and advisory fees (-54 percent) and a decline in other income that primarily relates to certain interchange fees that were reclassified to card and merchant processing fees in 2018.
Noninterest expense totaled $606 million, an increase of 5 percent compared to the year ago quarter. On a year-to-date basis, overall expense growth has been well-contained at 3 percent. Maintaining good expense controls, coupled with strong revenue generation, resulted in positive operating leverage in the quarter as operating income totaled $311 million, an increase of $38 million or 14 percent compared to the prior year quarter.
Total loans at the end of the third quarter of 2018 were $64.5 billion, an increase of 7 percent from the $60.4 billion at the end of the third quarter of 2017.
“Loan growth in the quarter was well-balanced between both our commercial and consumer loan portfolios,” said Genç. “Commercial growth was driven by a 6 percent increase in C&I lending and consumer growth was paced by a 51 percent increase in direct consumer lending and a 29 percent increase in credit cards, reflecting the success of our fully-digital Express Personal Loan product and revamped credit card offering launched earlier this year.”
Total deposits at the end of the third quarter of 2018 were $70.4 billion, a 5 percent increase from the $67.2 billion at the end of the third quarter of 2017. The loan to deposit ratio ended the quarter at 92 percent, up slightly from 90 percent a year ago.
“While increasing activity with our customers and improving our profitability profile has been our primary focal point, we also recognize the importance of being committed to maintaining sound underwriting standards and a strong risk profile,” noted Genç.
During the quarter, many of our key credit quality metrics showed improvement. Nonperforming loans as a percentage of total loans were 1.04 percent, down 7 basis points from second quarter 2018 levels and down 14 basis points from the third quarter of 2017. Net charge-offs as a percentage of average loans were 49 basis points in the quarter. On a year-to-date basis, net charge-offs as a percentage of average loans were 45 basis points compared to 48 basis points in the same period a year ago. The allowance for loan losses as a percentage of total loans ended the quarter at 1.36 percent, unchanged from second quarter 2018 levels while the coverage ratio of nonperforming loans rose to 130 percent.
Total shareholder's equity at the end of the third quarter totaled $13.3 billion, a 2 percent increase from $13.1 billion at the end of the third quarter of 2017. The CET1 ratio stood at 12.08 percent2 at the end of the third quarter of 2018, relatively unchanged from a year ago and up 28 basis points from the end of the fourth quarter of 2017. All of BBVA Compass’ regulatory capital ratios2 continue to significantly exceed the requirements under “well-capitalized” guidelines.
The BBVA Compass Mobile Banking App was named a leader in both the ease of use and customer service categories in Javelin Strategy & Research’s 2018 Mobile Banking Scorecard, marking the fifth consecutive year the app has been recognized as a leader in mobile banking by the independent research firm. Together, the two categories make up more than a third of the weighting of the study, with ease of use being the most critical component. Only three banks are recognized as leaders in each category.
________________________
1 Return on average tangible equity and operating income are non-GAAP financial measures that we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at September 30, 2018, are estimated.
FTE- fully taxable equivalent

Contact Details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 645 branches, including 332 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 6th nationally in the total number of SBA loans originated in fiscal year 2017. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.

On April 5, 2018, BBVA filed its annual report on Form 20-F for the year ended December 31, 2017, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2017, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2018	2017	Change	2018	2017	Change
EARNINGS SUMMARY
Net interest income	$658,286	$589,361	12	$1,924,390	$1,726,622	11
Noninterest income [a]	258,459	254,761	1	786,303	745,773	5
Total revenue [a]	916,745	844,122	9	2,710,693	2,472,395	10
Investment securities gain, net	—	3,033	NM	—	3,033	NM
Provision for loan losses	94,964	103,434	(8)	243,273	228,858	6
Noninterest expense	605,510	573,962	5	1,747,968	1,695,759	3
Pretax income	216,271	169,759	27	719,452	550,811	31
Income tax expense	41,756	39,308	6	151,849	142,097	7
Net income	174,515	130,451	34	567,603	408,714	39
Net income attributable to noncontrolling interests	426	584	(27)	1,482	1,458	2
Net income attributable to BBVA Compass Bancshares, Inc.	$174,089	$129,867	34	$566,121	$407,256	39

SELECTED RATIOS
Return on average assets	0.77%	0.59%		0.85%	0.62%
Return on average tangible equity [b]	8.35	6.40		9.28	6.87
Average common equity to average assets	14.51	14.74		14.56	14.56
Average loans to average total deposits	91.41	91.89		90.56	90.93
Common equity tier I capital (CET1) [c]	12.08	12.07		12.08	12.07
Tier I capital ratio [c]	12.41	12.42		12.41	12.42
Total capital ratio [c]	14.58	14.63		14.58	14.63
Leverage ratio [c]	10.12	10.00		10.12	10.00
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$64,316,342	$60,271,504	7	$63,247,623	$60,166,823	5	$64,530,848	$60,392,987	7
Total debt securities	13,480,726	12,883,837	5	13,336,448	12,666,227	5	13,625,428	12,897,814	6
Earning assets	81,095,701	77,344,927	5	79,758,194	77,927,326	2	81,212,434	76,768,653	6
Total assets	90,118,668	87,299,979	3	88,982,476	87,482,356	2	90,047,656	85,683,660	5
Noninterest bearing demand deposits	20,990,763	21,072,789	—	21,282,629	20,922,150	2	20,968,391	21,094,235	(1)
Interest bearing transaction accounts	34,463,223	32,108,141	7	34,000,590	32,689,955	4	34,732,504	32,637,845	6
Total transaction accounts	55,453,986	53,180,930	4	55,283,219	53,612,105	3	55,700,895	53,732,080	4
Total deposits	70,363,598	65,589,724	7	69,844,006	66,166,611	6	70,378,057	67,213,567	5
Total shareholder's equity	13,334,169	13,130,915	2	13,215,032	12,997,116	2	13,342,487	13,115,903	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2018			2017
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$628,159	$662,991	$647,210	$658,865	$666,812
Loans 90 days or more past due [b]	44,765	39,143	45,904	58,378	43,049
TDRs 90 days or more past due	444	491	700	751	963
Total nonperforming loans [a]	673,368	702,625	693,814	717,994	710,824
Other real estate owned, net (OREO)	18,706	16,499	16,147	17,278	22,012
Other repossessed assets	9,875	13,117	11,278	13,473	11,443
Total nonperforming assets	$701,949	$732,241	$721,239	$748,745	$744,279

TDRs accruing and past due less than 90 days	$92,606	$99,251	$101,285	$100,492	$95,521

Total nonperforming loans as a % of loans	1.04%	1.11%	1.11%	1.16%	1.18%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.09	1.16	1.16	1.21	1.23
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2018			2017
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$860,000	$832,071	$842,760	$849,119	$816,952
Net charge-offs (NCO)	79,571	63,351	67,718	65,194	71,267
Provision for loan losses	94,964	91,280	57,029	58,835	103,434
Balance at end of period	$875,393	$860,000	$832,071	$842,760	$849,119

Allowance for loan losses as a % of total loans	1.36%	1.36%	1.34%	1.37%	1.41%
Allowance for loan losses as a % of nonperforming loans [c]	130.00	122.40	119.93	117.38	119.46
Allowance for loan losses as a % of nonperforming assets [c]	124.71	117.45	115.37	112.56	114.09

Annualized as a % of average loans:
NCO - QTD	0.49	0.40	0.44	0.42	0.47
NCO - YTD	0.45	0.42	0.44	0.47	0.48
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$64,316,342	$763,165	4.71%	$60,271,504	$642,670	4.23%
Debt securities available for sale [a]	11,416,609	53,201	1.85	11,837,526	50,608	1.70
Debt securities held to maturity	2,360,654	17,548	2.95	1,122,893	10,088	3.56
Other earning assets [b]	3,298,633	18,282	2.20	4,189,586	21,135	2.00
Total earning assets [a]	81,392,238	852,196	4.15	77,421,509	724,501	3.71
Allowance for loan losses	(866,131)			(821,227)
Unrealized loss on debt securities available for sale	(296,537)			(76,582)
Other assets	9,889,098			10,776,279
Total assets	$90,118,668			$87,299,979

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,703,562	$12,644	0.65	$7,557,010	$6,819	0.36
Savings and money market accounts	26,759,661	63,796	0.95	24,551,131	27,962	0.45
Certificates and other time deposits	14,909,612	63,458	1.69	12,408,794	40,302	1.29
Total interest bearing deposits	49,372,835	139,898	1.12	44,516,935	75,083	0.67
FHLB and other borrowings	4,412,717	37,131	3.34	5,053,340	29,904	2.35
Federal funds purchased and securities sold under agreement to repurchase [b]	172,277	3,169	7.30	52,034	4,623	35.25
Other short-term borrowings	77,413	579	2.97	1,386,329	3,641	1.04
Total interest bearing liabilities	54,035,242	180,777	1.33	51,008,638	113,251	0.88
Noninterest bearing deposits	20,990,763			21,072,789
Other noninterest bearing liabilities	1,758,494			2,087,637
Total liabilities	76,784,499			74,169,064
Shareholder's equity	13,334,169			13,130,915
Total liabilities and shareholder's equity	$90,118,668			$87,299,979

Net interest income/ net interest spread		671,419	2.82%		611,250	2.83%
Net yield on earning assets			3.27%			3.13%

Total taxable equivalent adjustment		13,133			21,889

Net interest income		$658,286			$589,361
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

	Nine Months Ended September 30,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$63,247,623	$2,160,341	4.57%	$60,166,823	$1,859,740	4.13%
Debt securities available for sale [a]	11,458,832	163,598	1.91	11,626,864	155,840	1.79
Debt securities held to maturity	2,149,928	45,971	2.86	1,141,894	29,620	3.47
Other earning assets [b]	3,174,123	46,748	1.97	5,094,276	67,863	1.78
Total earning assets [a]	80,030,506	2,416,658	4.04	78,029,857	2,113,063	3.62
Allowance for loan losses	(850,392)			(835,915)
Unrealized loss on debt securities available for sale	(272,312)			(102,531)
Other assets	10,074,674			10,390,945
Total assets	$88,982,476			$87,482,356

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,946,242	$33,250	0.56	$7,863,401	$19,211	0.33
Savings and money market accounts	26,054,348	151,479	0.78	24,826,554	72,643	0.39
Certificates and other time deposits	14,560,787	168,839	1.55	12,554,506	119,447	1.27
Total interest bearing deposits	48,561,377	353,568	0.97	45,244,461	211,301	0.62
FHLB and other borrowings	3,903,295	93,799	3.21	4,115,511	71,422	2.32
Federal funds purchased and securities sold under agreement to repurchase [b]	100,045	5,104	6.82	64,676	16,462	34.03
Other short-term borrowings	69,242	1,490	2.88	2,239,427	24,233	1.45
Total interest bearing liabilities	52,633,959	453,961	1.15	51,664,075	323,418	0.84
Noninterest bearing deposits	21,282,629			20,922,150
Other noninterest bearing liabilities	1,850,856			1,899,015
Total liabilities	75,767,444			74,485,240
Shareholder's equity	13,215,032			12,997,116
Total liabilities and shareholder's equity	$88,982,476			$87,482,356

Net interest income/ net interest spread		1,962,697	2.89%		1,789,645	2.78%
Net yield on earning assets			3.28%			3.07%

Total taxable equivalent adjustment		38,307			63,023

Net interest income		$1,924,390			$1,726,622
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2018			2017
	2018	2017	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$175,067	$166,040	5	$60,325	$58,581	$56,161	$56,070	$55,953
Card and merchant processing fees	127,945	94,749	35	44,219	44,048	39,678	33,380	32,297
Retail investment sales	88,176	82,876	6	28,286	29,782	30,108	26,338	26,817
Investment banking and advisory fees	62,398	78,744	(21)	13,956	24,546	23,896	24,957	30,500
Money transfer income	68,049	77,408	(12)	23,441	23,920	20,688	24,101	24,881
Corporate and correspondent investment sales	40,901	26,249	56	12,490	16,355	12,056	11,803	5,145
Asset management fees	32,902	30,162	9	11,143	10,989	10,770	10,303	10,336
Mortgage banking	23,078	9,636	139	6,717	7,964	8,397	4,720	3,450
Bank owned life insurance	13,187	12,711	4	4,597	4,375	4,215	4,397	4,322
Other	154,600	167,198	(8)	53,285	49,459	51,856	101,100	61,060
	786,303	745,773	5	258,459	270,019	257,825	297,169	254,761
Investment securities gains, net	—	3,033	—	—	—	—	—	3,033
Total noninterest income	$786,303	$748,806	5	$258,459	$270,019	$257,825	$297,169	$257,794

NONINTEREST EXPENSE
Salaries, benefits and commissions	$868,971	$835,825	4	$292,679	$286,852	$289,440	$296,146	$279,384
Equipment	190,759	184,691	3	63,739	63,660	63,360	63,200	60,656
Professional services	197,625	187,422	5	68,403	68,577	60,645	76,068	64,775
Net occupancy	125,607	125,568	—	42,514	42,671	40,422	41,125	42,227
Money transfer expense	46,143	50,069	(8)	16,120	16,302	13,721	15,721	15,938
Marketing	32,982	44,270	(25)	12,381	11,814	8,787	7,950	14,996
Communications	21,341	15,584	37	10,827	5,251	5,263	4,970	5,084
Other	264,540	252,330	5	98,847	84,418	81,275	110,648	90,902
Total noninterest expense	$1,747,968	$1,695,759	3	$605,510	$579,545	$562,913	$615,828	$573,962

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$658,286	$589,361	$1,924,390	$1,726,622
Plus: noninterest income (GAAP)	258,459	257,794	786,303	748,806
Less: noninterest expense (GAAP)	605,510	573,962	1,747,968	1,695,759
Operating income (non-GAAP)	$311,235	$273,193	$962,725	$779,669

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,334,169	$13,130,915	$13,215,032	12,997,116
Less: Goodwill and other intangibles (average) (GAAP)	5,040,018	5,041,385	5,040,016	5,045,419
Average tangible equity (non-GAAP) [B]	$8,294,151	$8,089,530	$8,175,016	7,951,697
Net income (GAAP) [A]	$174,515	$130,451	$567,603	$408,714
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	8.35%	6.40%	9.28%	6.87%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$38,512	$16,416	$9,609	$290,239	$522	$26,300,781	$26,656,079	$13,975
Real estate – construction	3,252	5,278	532	12,882	121	2,096,427	2,118,492	(23)
Commercial real estate – mortgage	31,792	18,349	502	104,976	3,753	12,237,632	12,397,004	2,035
Residential real estate – mortgage	87,426	30,373	3,697	159,721	59,082	13,062,173	13,402,472	2,090
Equity lines of credit	13,556	4,298	1,186	35,125	—	2,655,566	2,709,731	(19)
Equity loans	2,082	1,042	241	10,378	28,383	266,712	308,838	45
Credit card	8,601	6,449	13,157	—	—	735,479	763,686	9,686
Consumer – direct	30,153	14,455	8,988	3,184	1,189	2,364,239	2,422,208	28,765
Consumer – indirect	86,310	23,587	6,853	11,654	—	3,550,365	3,678,769	23,017
Total loans	$301,684	$120,247	$44,765	$628,159	$93,050	$63,269,374	$64,457,279	$79,571
Loans held for sale	$—	$—	$—	$—	$—	$73,569	$73,569	$—

	At or Quarter Ended June 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$55,116	$12,405	$3,597	$323,287	$5,722	$26,248,260	$26,648,387	$10,567
Real estate – construction	579	163	540	13,289	125	2,115,565	2,130,261	287
Commercial real estate – mortgage	20,450	2,826	3,211	105,409	3,945	11,659,635	11,795,476	(5,505)
Residential real estate – mortgage	76,693	27,972	5,026	162,892	59,940	13,017,967	13,350,490	1,558
Equity lines of credit	10,661	4,384	2,191	34,269	237	2,627,974	2,679,716	453
Equity loans	3,519	882	306	10,153	29,303	281,302	325,465	(443)
Credit card	6,353	4,733	11,931	—	—	681,617	704,634	11,299
Consumer – direct	24,060	9,577	6,313	1,073	470	2,098,439	2,139,932	29,876
Consumer – indirect	79,600	22,616	6,028	12,619	—	3,395,753	3,516,616	15,259
Total loans	$277,031	$85,558	$39,143	$662,991	$99,742	$62,126,512	$63,290,977	$63,351
Loans held for sale	$—	$—	$—	$—	$—	$52,041	$52,041	$—

	At or Quarter Ended March 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,427	$12,230	$5,420	$284,699	$5,231	$26,036,120	$26,359,127	$8,395
Real estate – construction	450	240	1,918	14,183	129	2,139,936	2,156,856	(89)
Commercial real estate – mortgage	8,552	3,220	2,229	115,285	4,182	11,394,819	11,528,287	114
Residential real estate – mortgage	73,335	33,993	5,975	169,778	62,171	12,961,735	13,306,987	1,380
Equity lines of credit	12,063	4,611	2,371	36,350	236	2,602,229	2,657,860	160
Equity loans	4,495	983	379	11,429	29,546	297,705	344,537	(69)
Credit card	6,438	5,089	11,845	—	—	633,658	657,030	9,874
Consumer – direct	16,919	8,569	7,929	4,211	490	1,818,325	1,856,443	25,412
Consumer – indirect	77,153	21,092	7,838	11,275	—	3,223,376	3,340,734	22,541
Total loans	$214,832	$90,027	$45,904	$647,210	$101,985	$61,107,903	$62,207,861	$67,718
Loans held for sale	$—	$—	$—	$—	$—	$76,401	$76,401	$—

	At or Quarter Ended December 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$14,804	$3,753	$18,136	$310,059	$1,213	$25,401,984	$25,749,949	$13,320
Real estate – construction	12,293	70	1,560	5,381	101	2,254,134	2,273,539	(115)
Commercial real estate – mortgage	10,473	3,270	927	111,982	4,155	11,593,351	11,724,158	417
Residential real estate – mortgage	69,474	34,440	8,572	173,843	64,898	13,014,520	13,365,747	290
Equity lines of credit	10,956	7,556	2,259	34,021	237	2,598,076	2,653,105	871
Equity loans	4,170	657	995	11,559	30,105	315,778	363,264	87
Credit card	6,710	4,804	11,929	—	—	616,074	639,517	9,048
Consumer – direct	19,766	7,020	6,712	2,425	534	1,653,926	1,690,383	19,551
Consumer – indirect	92,017	26,460	7,288	9,595	—	3,028,746	3,164,106	21,725
Covered loans	—	—	—	—	—	—	—	—
Total loans	$240,663	$88,030	$58,378	$658,865	$101,243	$60,476,589	$61,623,768	$65,194
Loans held for sale	$—	$—	$—	$—	$—	$67,110	$67,110	$—

	At or Quarter Ended September 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,581	$6,351	$6,072	$324,071	$1,259	$24,702,608	$25,091,942	$14,695
Real estate – construction	661	94	2,955	1,877	106	2,241,451	2,247,144	(29)
Commercial real estate – mortgage	21,324	1,089	3,686	108,040	4,645	11,203,594	11,342,378	7,707
Residential real estate – mortgage	57,582	32,606	2,558	175,490	59,086	13,071,181	13,398,503	1,717
Equity lines of credit	11,118	4,824	2,179	34,416	237	2,564,538	2,617,312	179
Equity loans	3,470	1,798	840	11,305	30,574	335,389	383,376	(7)
Credit card	6,832	4,777	10,692	—	—	568,674	590,975	10,591
Consumer – direct	17,563	6,796	5,209	2,746	577	1,571,505	1,604,396	18,281
Consumer – indirect	81,534	23,070	8,858	8,867	—	2,916,849	3,039,178	18,133
Covered loans	—	—	—	—	—	—	—	—
Total loans	$251,665	$81,405	$43,049	$666,812	$96,484	$59,175,789	$60,315,204	$71,267
Loans held for sale	$—	$—	$—	$—	$—	$77,783	$77,783	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2018			2017
	September 30	June 30	March 31	December 31	September 30
Assets:
Cash and due from banks	$1,122,747	$1,138,034	$1,098,345	$1,313,022	$1,145,745
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	2,404,164	2,438,585	2,424,987	2,769,804	2,588,913
Cash and cash equivalents	3,526,911	3,576,619	3,523,332	4,082,826	3,734,658
Trading account assets	216,749	277,694	216,465	220,496	572,104
Debt securities available for sale	11,134,860	11,293,724	11,434,152	12,219,632	11,820,442
Debt securities held to maturity	2,490,568	2,198,186	1,975,729	1,046,093	1,077,372
Loans held for sale	73,569	52,041	76,401	67,110	77,783
Loans	64,457,279	63,290,977	62,207,861	61,623,768	60,315,204
Allowance for loan losses	(875,393)	(860,000)	(832,071)	(842,760)	(849,119)
Net loans	63,581,886	62,430,977	61,375,790	60,781,008	59,466,085
Premises and equipment, net	1,155,795	1,170,798	1,189,253	1,214,874	1,226,747
Bank owned life insurance	731,527	728,703	724,600	722,596	720,693
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,152,495	2,042,624	2,109,484	1,982,648	2,004,480
Total assets	$90,047,656	$88,754,662	$87,608,502	$87,320,579	$85,683,660
Liabilities:
Deposits:
Noninterest bearing	$20,968,391	$21,433,218	$21,792,498	$21,630,694	$21,094,235
Interest bearing	49,409,666	48,714,490	48,147,914	47,625,619	46,119,332
Total deposits	70,378,057	70,147,708	69,940,412	69,256,313	67,213,567
FHLB and other borrowings	5,045,302	4,157,284	3,322,940	3,959,930	3,956,041
Federal funds purchased and securities sold under agreements to repurchase	78,004	185,511	5,933	19,591	44,761
Other short-term borrowings	68,714	81,547	29,999	17,996	327,539
Accrued expenses and other liabilities	1,135,092	991,968	1,165,079	1,053,439	1,025,849
Total liabilities	76,705,169	75,564,018	74,464,363	74,307,269	72,567,757
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,695,197	14,699,773	14,814,744	14,818,608	14,912,412
Retained deficit	(1,302,525)	(1,476,614)	(1,660,417)	(1,868,659)	(1,920,184)
Accumulated other comprehensive loss	(311,422)	(293,323)	(271,431)	(197,405)	(137,583)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	13,312,955	13,161,541	13,114,601	12,984,249	13,086,350
Noncontrolling interests	29,532	29,103	29,538	29,061	29,553
Total shareholder’s equity	13,342,487	13,190,644	13,144,139	13,013,310	13,115,903
Total liabilities and shareholder’s equity	$90,047,656	$88,754,662	$87,608,502	$87,320,579	$85,683,660

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2018			2017
	September 30	June 30	March 31	December 31	September 30
Interest income:
Interest and fees on loans	$751,470	$711,006	$663,935	$641,322	$623,884
Interest on debt securities available for sale	53,201	53,792	56,602	56,883	50,599
Interest on debt securities held to maturity	16,110	13,062	12,426	6,555	6,994
Interest on trading account assets	833	924	750	1,005	6,247
Interest on other earning assets	17,449	14,916	11,875	10,843	14,888
Total interest income	839,063	793,700	745,588	716,608	702,612
Interest expense:
Interest on deposits	139,898	116,323	97,347	88,016	75,083
Interest on FHLB and other borrowings	37,131	31,912	24,756	22,392	29,904
Interest on federal funds purchased and securities sold under agreements to repurchase	3,169	1,399	536	464	4,623
Interest on other short-term borrowings	579	567	344	2,191	3,641
Total interest expense	180,777	150,201	122,983	113,063	113,251
Net interest income	658,286	643,499	622,605	603,545	589,361
Provision for loan losses	94,964	91,280	57,029	58,835	103,434
Net interest income after provision for loan losses	563,322	552,219	565,576	544,710	485,927
Noninterest income:
Service charges on deposit accounts	60,325	58,581	56,161	56,070	55,953
Card and merchant processing fees	44,219	44,048	39,678	33,380	32,297
Retail investment sales	28,286	29,782	30,108	26,338	26,817
Investment banking and advisory fees	13,956	24,546	23,896	24,957	30,500
Money transfer income	23,441	23,920	20,688	24,101	24,881
Corporate and correspondent investment sales	12,490	16,355	12,056	11,803	5,145
Asset management fees	11,143	10,989	10,770	10,303	10,336
Mortgage banking	6,717	7,964	8,397	4,720	3,450
Bank owned life insurance	4,597	4,375	4,215	4,397	4,322
Investment securities gains, net	—	—	—	—	3,033
Other	53,285	49,459	51,856	101,100	61,060
Total noninterest income	258,459	270,019	257,825	297,169	257,794
Noninterest expense:
Salaries, benefits and commissions	292,679	286,852	289,440	296,146	279,384
Equipment	63,739	63,660	63,360	63,200	60,656
Professional services	68,403	68,577	60,645	76,068	64,775
Net occupancy	42,514	42,671	40,422	41,125	42,227
Money transfer expense	16,120	16,302	13,721	15,721	15,938
Marketing	12,381	11,814	8,787	7,950	14,996
Communications	10,827	5,251	5,263	4,970	5,084
Other	98,847	84,418	81,275	110,648	90,902
Total noninterest expense	605,510	579,545	562,913	615,828	573,962
Net income before income tax expense	216,271	242,693	260,488	226,051	169,759
Income tax expense	41,756	58,295	51,798	173,979	39,308
Net income	174,515	184,398	208,690	52,072	130,451
Less: net income attributable to noncontrolling interests	426	595	461	547	584
Net income attributable to BBVA Compass Bancshares, Inc.	$174,089	$183,803	$208,229	$51,525	$129,867